THE LAZARD FUNDS, INC.

Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio

Supplement to Current Statement of Additional Information

As of February 1, 2022 (the "Effective Date"), the following information will supplement the information under the tables in "Management—Accounts Managed by the Portfolio Managers":

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)
Paul Selvey-Clinton†	N/A	8 (974.2 million)	9 (601.7 million)

________________________

†	As of November 30, 2021.

As of the Effective Date, the following information will supplement the information under the table in "Management—Portfolio Managers—Ownership of Securities":

As of December 31, 2021, Paul Selvey-Clinton did not own beneficially interests in the Lazard International Equity Portfolio, the Lazard International Equity Select Portfolio or other accounts.

As of December 31, 2021, Jimmie Bork did not own beneficially interests in the Lazard International Strategic Equity Portfolio or other accounts.

Dated: January 24, 2022